Hotels Map Marker Rooms Year Opened The Prescott Hotel 160 1913 Handlery Union Square 1 377 1908 Hotel Monaco 2 201 1910 Hotel Adagio 3 171 1929 Joie De Vivre Hotel Rex 4 94 1907 Orchard Hotel 5 104 2000 Total Comp Set (excluding The Prescott Hotel) 947 Sir Francis Drake (PEB Owned) P Demand Generators:  The Moscone Convention Center  Financial Center: Home to numerous prominent Fortune 500 companies, banks, financial service companies and venture capital firms  Retail: Renowned Union Square retail center and the iconic Westfield San Francisco Shopping Centre just blocks away  Silicon Valley and San Francisco: High concentration of world-leading technology and software companies  Biotechnology: Global leader for biotechnology firms and research  Varied environmental demand generators lead to a diverse tourism base: Pacific Ocean, San Francisco Bay, Napa Valley, Mountains and National Parks Market Highlights: Market Overview:  Proven history of double-digit RevPAR growth in recovery cycles – RevPAR CAGR of 12.4% from 1995 to 2000 and 9.8% from 2003 to 2008  Union Square/SoMa/Convention Center submarkets have seen rapid growth and are increasingly becoming high-demand 24/7 submarkets of San Francisco  Strategic west coast gateway city allows global business opportunities and excellent access to/from rapidly growing Asian economies  Diverse economic base with strong growth industries and leisure attractions  Highly educated population with an array of top-tier educational institutions, including Stanford University, UC San Francisco and UC Berkeley san francisco, california the prescott hotel Competitive Set: This summary information sheet contains certain "forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected,” “planned” and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of May 22,2014. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com. exterior Property Highlights:  160 guest rooms in two connecting buildings featuring high-speed wireless internet access, a fully stocked honor bar, 37” LG flat screen televisions, upscale bath amenities and Kimpton signature brand bathrobes  Postrio restaurant serves casual breakfast and dinner fare  600 square feet of meeting space  Fitness Center  Valet parking  Fee simple interest in 96 guest rooms in 545 Post Street building and leasehold interest in 64 guest rooms in 555 Post Street building (floors 3-7); leasehold interest expires in 2089. Investment Highlights: Strengths  Great location in a truly world-class city  Coastal gateway city and attractive national and international destination  Extremely high barriers to entry  New and significant economic drivers  Significant discount to replacement cost  Very limited near-term supply growth Opportunities  Comprehensive renovation and repositioning to significantly increase ADR and EBITDA  Gateway city to growth from Asia  Renovation and expansion of Moscone Convention Center  Improved cash flow through Pebblebrook asset management and best practices Estimated Discount to Replacement Cost: 30% - 40% 2013 Occupancy: 88% 2013 ADR: $206 Forward 12-Month Cap Rate (Projected EBITDA)(1): 6.5% - 7.8% Forward 12-Month Cap Rate (Projected NOI)(1) : 5.5% - 6.7% (1) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization (“EBITDA”). Performance and Valuation Outlook: Property Information:Acquisition Price: $49.0M ($306K per room) Location: Union Square, San Francisco, CA Acquired: May 22, 2014 Rooms: 160 Type: Urban, Upper Upscale Built / Renovated: 1913 / 1989 4 23 1 5 P 60% 63% 65% 68% 70% 73% 75% 78% 80% 83% 85% $80 $100 $120 $140 $160 $180 $200 ADR RevPAR Occupancy Prior Peak Occupancy* San Francisco - Market St. Sub-Market Operating Performance Source: Smith Travel Research * Represents TTM peak occupancy for the San Francisco - Market St. sub-market in the prior cycle. 2000-2013 ADR CAGR: 2.0% 2000-2013 RevPAR CAGR: 2.3%